=============================================================================

                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.   20549

                         ________________________


                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 19, 1996 (June 3,
1996)
                                               ____________________________

                           NEW PLAN REALTY TRUST
___________________________________________________________________________
            (Exact Name of Registrant as Specified in Charter)


       Massachusetts              0-7532               13-1995781
___________________________________________________________________________
(State or Other Jurisdiction    (Commission           (IRS Employer
     of Incorporation)         File Number)        Identification No.)



  1120 Avenue of the Americas, New York, New York            10036
___________________________________________________________________________
   (Address of Principal Executive Offices)                (Zip Code)


   Registrant's telephone number, including area code   (212) 869-3000
                                                      _____________________


___________________________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)


=============================================================================


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 1997

                                  NEW PLAN REALTY TRUST


                                  By:/s/James M. Steuterman
                                     ----------------------
                                     James M. Steuterman
                                     Executive Vice President

Item 2.  Acquisition or disposition of assets

         See "Item 5 -- Other Events"

Item 5.  Other Events

         New Plan Realty Trust (the "Trust) purchased three properties for an aggregate purchase price of approximately $14.4 million which was paid in cash. This was the estimated fair market value of such properties. Additional information regarding the three properties is set forth below.


Property           Date of     Acres  Gross      Seller          Occupancy
                   Acquisition        Leasable
                                      Area

CREEKWOOD SHOPPING
CENTER
Rex, GA            5/1/97      9      69,778     Property Asset     98%
                                                 Management, Inc.

Principal Tenant: Winn Dixie

MIDWAY VILLAGE
SHOPPING CENTER
Douglasville, GA   5/1/97      10     73,328     Property Asset     85%
                                                 Management, Inc.

Principal Tenant: Winn Dixie

CAVE SPRING CORNERS
SHOPPING CENTER
Roanoke, VA        6/5/97      16     166,734    McNeil Real       100%
                                                 Estate Fund
                                                 X, Ltd.

Principal Tenants: Kroger, Hills


     Audited statements of revenue and certain operating expenses and pro forma financial information reflecting the acquisition of the three properties are included in this Current Report on Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Statements and
Exhibits.

          (a) and (b)    Financial Statements of Businesses Acquired and
                         Pro Forma Financial Information.

          1. Report of Eichler, Bergsman & Co., LLP, Independent Certified Public Accountants, dated June 13, 1997.

          2. Certain properties acquired - Historical Summary of Combined Revenues and Certain Operating Expenses for the year ended October 31, 1996.

          3. In addition, the following pro forma financial information is provided to reflect all three properties acquired:

               (i) New Plan Realty Trust and Subsidiaries - Information pursuant to Rule 3-14 of Regulation S-X.

               (ii) New Plan Realty Trust and Subsidiaries - Pro forma
                    condensed consolidated financial statements
                    (unaudited):

                    (a) Pro forma condensed consolidated statement of income for the year ended July 31, 1996.

                    (b) Pro forma condensed consolidated statement of income for the nine months ended April 30, 1997.

                    (c) Pro forma condensed consolidated balance sheet as of April 30, 1997.

                    (d) Notes to pro forma condensed consolidated financial statements.

     (c)  Exhibits

          Included herewith is Exhibit No. 23, the Consent of the Independent Accountants.

New Plan Realty Trust
1120 Avenue of the Americas
New York, New York 10036


                       INDEPENDENT AUDITOR'S REPORT

We have audited the accompanying Historical Summary of Combined Revenues and Certain Operating Expenses of Creekwood Shopping Center, Midway Village Shopping Center and Cave Spring Corners Shopping Center (the "Properties") for the year ended October 31, 1996. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation and general and administrative expenses for the period and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.


                              EICHLER, BERGSMAN & CO., LLP


New York, New York
June 13, 1997

                        CERTAIN PROPERTIES ACQUIRED
  HISTORICAL SUMMARY OF COMBINED REVENUES AND CERTAIN OPERATING EXPENSES
                    FOR THE YEAR ENDED OCTOBER 31, 1996
                              (IN THOUSANDS)


Rental income                                               $1,906

     Repairs and maintenance                 $   73
     Real estate taxes                          165
     Other operating expenses                   218            456
                                               ----         -------
Excess of revenues over certain operating expenses          $1,450
                                                            =======

NOTE:

The Historical Summary of Combined Revenues and Certain Operating Expenses relates to the operation of Creekwood Shopping Center, Midway Village Shopping Center and Cave Spring Corners Shopping Center (the "Properties") while under ownership previous to New Plan Realty Trust. The properties are all shopping centers.

The Summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

Minimum future rentals for the years ended October 31 under exist commercial operating leases at shopping centers being reported on are approximately as follows (in thousands):


       1998       $1,783        2001             $1,222
       1999        1,635        2002                861
       2000        1,469        Thereafter        4,834

The above assumes that all leases which expire are not renewed. Therefore, neither renewal rentals nor rental from replacement tenants are included.

Minimum future rentals do not include contingent rentals which may be received under certain leases on the basis of percentage of reported tenants' sales volumes, increase in the Consumer Price Indices, common area maintenance charges and real estate tax reimbursement.

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
            INFORMATION PURSUANT TO RULE 3-14 OF REGULATION S-X


Part I    MANAGEMENT ASSESSMENT

          Management's assessment of the three properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the three properties, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM CERTAIN PROPERTIES ACQUIRED (UNAUDITED)

a. The following presents an estimate of taxable operating income and funds generated from the operation of the acquired three properties for the year ended July 31, 1996 based on the Historical Summary of Combined Revenues and Certain Operating Expenses. These estimated results do not purport to present expected results of operations for the three properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of taxable operating income (In Thousands)

Operating income before depreciation expense                $1,450

Less:

Estimated depreciation                                         265
                                                            ------
Estimated taxable operating income                          $1,185
                                                            ======

Estimated funds generated:

Estimated taxable operating income                          $1,185

Add: Estimated depreciation                                    265
                                                            ------
Estimate of funds generated                                 $1,450
                                                            ======
b. Estimated taxable income for New Plan Realty Trust (including the three properties) for the year ended July 31, 1996 and the nine months ended April 30, 1997 is approximately the same as Pro Forma net income reported on the Pro Forma Condensed Statements of Income (Unaudited).
                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
    NOTES TO ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED
                     FROM CERTAIN PROPERTIES ACQUIRED
                                (UNAUDITED)


Basis of Presentation

     1. Depreciation expense was based upon an estimated useful life of 40 years using the straight line method.

     2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                (UNAUDITED)


     The unaudited pro forma condensed consolidated statements of income for the year ended July 31, 1996 and the nine months ended April 30, 1997 reflect the acquisition of the three properties as if the transactions and other acquisitions made during the year had occurred on August 1, 1995. This pro forma information is based on the historical statements of the Trust after giving effect to the acquisition of the three properties.

     The following unaudited pro forma condensed consolidated balance sheet as of April 30, 1997 reflects the acquisition of the three properties as if the acquisitions had occurred on that date.

     The unaudited pro forma condensed consolidated financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed consolidated statements of income may not be indicative of the results that would have actually occurred had the acquisitions been made on the date indicated or that may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with New Plan Realty Trust's audited consolidated financial statements as of July 31, 1996 and for the year then ended and the accompanying notes (which are contained in the Trust's Form 10-K for the year ended July 31, 1996).

                                              NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                                     YEAR ENDED JULY 31, 1996

                                            (In thousands except for per share amounts)
                                                                                        PREVIOUSLY REPORTED (4)
                       AS            HISTORICAL  PRO FORMA        PRO FORMA         HISTORICAL      PRO FORMA     REVISED
                       REPORTED      ACQUISITION ADJUSTMENTS      CURRENT           ACQUISITION     ADJUSTMENTS   PRO FORMA
                                                                  ACQUISITION
                       ---------     ----------- ------------     -----------       ------------    -----------   ---------
RENTAL REVENUES        $162,821       $1,906                       $164,727          $25,824         $   565       $191,116

INTEREST AND DIVIDENDS    4,785                                       4,785                          (2,067)          2,718
                       --------       ------                       --------          -------         -------       --------
   TOTAL REVENUE        167,606        1,906                        169,512           25,824         (1,502)        193,834

OPERATING COSTS          57,302          456                         57,758            9,018                         66,776

DEPRECIATION EXPENSE     20,004                  $   265 (2,3)       20,269                           3,201          23,470

INTEREST EXPENSE         17,561                      848 (2)         18,409                           7,236          25,645
                        -------       ------     -------           --------          -------         -------       --------
   TOTAL OPERATING
     EXPENSE             94,867          456       1,113             96,436            9,018         10,437         115,891
                        -------       ------      ------           --------          -------         -------       --------
OTHER DEDUCTIONS          2,616                                      2,616                                            2,616

OTHER INCOME                398                                         398                                             398
                        -------       ------      ------           --------          -------         -------       --------
NET INCOME             $ 70,521       $1,450     ($1,113)          $ 70,858          $16,806       ($11,939)       $ 75,725
                       ========       ======      ======           ========          =======        ========       ========

NET INCOME PER SHARE   $   1.25                                    $   1.25                                        $   1.34

AVERAGE SHARES
  OUTSTANDING           56,484                                       56,484                                          56,484

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
/TABLE

                                              NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                                 NINE MONTHS ENDED APRIL 30, 1997

                                            (In thousands except for per share amounts)

                                                                                        PREVIOUSLY REPORTED (4)
                       AS            HISTORICAL  PRO FORMA        PRO FORMA         HISTORICAL      PRO FORMA     REVISED
                       REPORTED      ACQUISITION ADJUSTMENTS      CURRENT           ACQUISITION     ADJUSTMENTS   PRO FORMA
                                                                  ACQUISITION
                       ---------     ----------- ------------     -----------       ------------    -----------   ---------
RENTAL REVENUES        $147,719       $1,430                       $149,149           $8,271         $   153       $157,573

INTEREST AND DIVIDENDS    3,277                                       3,277                                           3,277
                       --------       ------                       --------          -------         -------       --------
   TOTAL REVENUE        150,996        1,430                        152,426            8,271                        160,850

OPERATING COSTS          54,138          342                         54,480            2,754                         57,234

DEPRECIATION EXPENSE     18,252                  $   199 (2,3)       18,451                              979         19,430

INTEREST EXPENSE         19,758                      636 (2)         20,394                           2,994          23,388
                        -------       ------     -------           --------          -------         -------       --------
   TOTAL OPERATING
     EXPENSE             92,148          342         835             93,325            2,754          3,973         100,052
                        -------       ------      ------           --------          -------         -------       --------
OTHER DEDUCTIONS          1,525                                      1,525                                            1,525

OTHER INCOME               (68)                                        (68)                                            (68)
                        -------       ------      ------           --------          -------         -------       --------
NET INCOME             $ 57,255       $1,088       ($835)          $ 57,508           $5,517        ($3,820)       $ 59,205
                       ========       ======      ======           ========          =======        ========       ========

NET INCOME PER SHARE    $   .98                                     $   .99                                        $   1.01

AVERAGE SHARES
OUTSTANDING             58,353                                       58,353                                          58,353

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                           AS OF APRIL 30, 1997
                              (In Thousands)



ASSETS:

REAL ESTATE              $1,031,275      $14,366     $31,727   $1,077,368
CASH, CASH EQUIVALENTS,
  MARKETABLE SECURITIES
  AND OTHER INVESTMENTS       23,523                               23,523

OTHER                         45,833                               45,833
                          ----------                           ----------
     TOTAL ASSETS         $1,100,631     $14,366     $31,727   $1,146,724
                          ==========     =======     =======   ==========
LIABILITIES:

MORTGAGES PAYABLE         $   58,748                 $ 6,027   $   64,775

NOTES PAYABLE                342,597     $14,366      25,700      382,663

OTHER LIABILITIES             30,218                               30,218
                          ----------     -------     -------    ---------
     TOTAL LIABILITIES       431,563      14,366      31,727      477,656

SHAREHOLDERS' EQUITY         669,068                              669,068
                             -------                              -------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY   $1,100,631     $14,366     $31,727   $1,146,724
                          ==========     =======     =======   ==========

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
STATEMENTS (UNAUDITED)

             NEW PLAN REALTY TRUST AND SUBSIDIARIES
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                FINANCIAL STATEMENTS (UNAUDITED)


1.   Pro Forma Adjustments to the unaudited Pro Forma Condensed
     Balance Sheet as of April 30, 1997 reflect the acquisition of the three current acquisitions and the prior acquisitions after April 30, 1997 using increased borrowings and the assumption of a mortgage.

2.   Pro Forma Adjustments to the unaudited Pro Forma Condensed
     Consolidated Statement of Income for the year ended July 31, 1996 and for the nine months ended April 30, 1997 include adjustments to reflect the acquisition of the three current acquisitions and the previously reported acquired properties as if they had been acquired on August 1, 1995 (See Note
     3).
     For the year ended July 31, 1996 and the nine months ended
     April 30, 1997, these adjustments include an increase in interest expense due to the increase in notes payable and mortgages payable to finance these acquisitions. The interest rate used was 5.9%.

3. Depreciation expense was based upon an estimated useful life of 40 years using the straight line method.

4.   Refer to Form 8-K dated November 4, 1996, Form 8-K dated
     January 6, 1997, and Form 8-K dated June 18, 1997 for previously reported amounts.



                          EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------

     23                  Consent of Independent Accountants







